                                                                    Exhibit 10.1

                      AUTONOMOUS TECHNOLOGIES CORPORATION
                             1995 STOCK OPTION PLAN
                             ----------------------
                                   As amended
                                   ----------

   Autonomous Technologies Corporation, a Florida corporation (the "Company"), hereby adopts the 1995 Stock Option Plan (the "Plan") for its key employees, officers and directors, in accordance with the following terms and conditions:

   1. Purpose of the Plan.  The purpose of the Plan is to advance the growth and
      -------------------
development of the Company by affording an opportunity to executives, consultants and key employees of the Company, as well as directors of the Company and its affiliates, to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under
Section 422A of the Internal Revenue Code of 1986.

   2. Definitions.  For purposes of this Plan, the following capitalized terms
      -----------
shall have the meanings set forth below:

   (a) "Board of Directors" means the board of directors of the Company.

   (b) "Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

   (c) "Company" means Autonomous Technologies Corporation, a Florida corporation.

   (d) "Eligible Employee" means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in
Section 422A of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

   (e) "Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is intended to qualify as an "incentive stock option," as defined in Section 422A of the Code.

   (f) "Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is not intended to qualify as an "incentive stock option" as defined in Section 422A of the Code.

   (g) "Option" means any unexercised and unexpired Incentive Stock option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

   (h) "Option Agreement" means a written agreement by and between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

   (i) "Optionee" means any Eligible Employee who is granted an Option as provided in the Plan.

   (j) "Parent" means any present or future "parent corporation" of the Company as such term is defined in Section 425 (e) of the Code and which the Board of Directors of the Company has elected to be covered by the Plan.

   (k) "Plan" shall mean the Company's Stock Option Plan.

   (l) "Stock" means authorized and unissued shares of the Company's Common Stock, or treasury shares of such class.

   (m) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 425 (f) of the Code and which the Board of Directors has elected to be covered by the Plan.

   (n) Where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.

   (o) Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular and the masculine may mean the feminine or neuter.

   3. Stock Subject to Option.
      -----------------------

   (a) Total Number of Shares.  The total number of shares of Stock which may be
       ----------------------
issued by the Company to all Optionees under this Plan is 2,250,000 shares. The total number of shares of Stock which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

   (b) Expired Options.  If any Option granted under this Plan is terminated or
       ---------------
expires for any reason whatsoever, in whole or in part, the shares (or remaining shares) of Stock subject to that particular Option shall again be available for grant under this plan.

   4. Administration of the Plan.
      --------------------------

   (a) Board of Directors.  This plan shall be administered by the Board of
       ------------------
Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting called for such purpose, or reduced to writing and signed by a majority of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

   (b) Stock Option Plan Committee.  The Board of Directors may from time to
       ---------------------------
time appoint a Stock Option Plan Committee, consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.

   (c) Compliance with Internal Revenue Code.  The Board of Directors (or
       -------------------------------------
committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of Section 422A of the Code.

   5. Selection of Optionees.
      ----------------------

   (a) Discretion of the Board of Directors.  In determining which Eligible
       ------------------------------------
Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (I) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

   (b) Limitation on Grant of Options.  An Incentive Stock option may not be
       ------------------------------
granted to any optionee if the grant of such Option to such Optionee would otherwise cause the aggregate fair market value (determined at the time the Option is granted) of the Stock for which Options are exercisable for the first time by such Optionee under all incentive stock option plans of the Company during any calendar year to exceed $100,000. Non qualified Stock Options may be granted to Eligible Employees at the sole discretion of the Board of Directors.

   6. Option Agreement.  Subject to the provisions of this Plan, each Option
      ----------------
granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify such Options as Incentive Stock Options

   7. Option Prices.
      -------------

   (a) Determination of Option Price.  The option price for Stock shall not be
       -----------------------------
less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option.

   (b) Determination of Fair Market Value.  For the purpose of this Plan, the
       ----------------------------------
fair market
value of the Stock on the date of granting an Option shall be determined by the Board of Directors in accordance with the applicable regulations under the Code.

   (c) Determination of Stock Ownership.  For purposes of paragraphs 7 and 8, an
       --------------------------------
optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 425(d) of the Code.

   8. Term of Option.  The term of an Option may vary within the sole discretion
      --------------
of the Board of Directors, provided, however, that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock Option may be canceled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof). A Nonqualified Stock Option may be canceled only in connection with the termination of employment (or consulting contract) or death of an Optionee, or the removal or resignation of an Optionee who is a director.

   9. Exercise of Option.
      ------------------

   (a) Limitation on Exercise of Option.  Except as otherwise provided herein,
       --------------------------------
the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement.

   (b) Exercise Prior to Cancellation.  An Option shall be exercisable only
       ------------------------------
during the term of the Option as long as the Optionee is in "Continuous Employment" with the Company or is continually on the Board of Directors of the Company or any Subsidiary, or any successor thereof. Notwithstanding the preceding sentence, as long as the Option's term has not expired, as Option which is otherwise exercisable in accordance with its provisions shall be exercisable

   (i) for a period ending ninety (90) days after the Optionee's Continuous Employment with the Company has terminated, unless the Optionee was terminated for cause by the Company, in which case the Option terminates on notice of termination of employment; or

   (ii) for a period ending ninety (90) days after the removal or resignation of the Optionee from the Board of Directors, on which such Optionee has served; or

   (iii) by the estate of the Optionee, within one (1) year after the date of the Optionee's death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Subsidiary, or any successor thereof; or

   (iv) within one (1) year after the Optionee's employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.

   For purposes of this Plan, the term "Continuous Employment" shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term "cause" as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company's reasonable directives and policies, willful disobedience or insubordination;
(iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

   (c) Method of exercising an Option.  Subject to the provisions of any
       ------------------------------
particular Option, including any provisions relating to vesting of an Option, an Optionee may exercise an Option, in whole or in part, by written notice to the Company stating in such written notice the number of shares of Stock such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the shares of Stock. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.

   (d) Payment for Option Stock.  The exercise of any Option shall be contingent
       ------------------------
upon receipt by the Company of cash or certified bank check to its order (or in the discretion of the Board of Directors, with shares of the Company's Common Stock or cancellation of a vested portion of the Stock Option, or any combination of the foregoing) in an amount equal to the full option price of the shares of Stock being purchased. For purposes of this paragraph 9, shares of the Company's Common Stock that are delivered in payment of the option price shall be valued at their fair market value, as determined under the provisions of the Plan. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

   (e) Delivery of Stock to Optionee.  Provided the optionee has delivered
       -----------------------------
proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of shares of Stock which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of shares of Stock, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.

   10.  Transferability of Options.
        --------------------------

   (a) Incentive Stock Options.  Except as otherwise provided in paragraphs
       -----------------------
9(b)(iii) and (iv) hereof, an Incentive Stock Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Incentive Stock Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of decent and distribution. No Incentive Stock Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Incentive Stock Option contrary to the provisions hereof, such Incentive Stock Option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

   (b) Nonqualified Stock Options.  Except as otherwise provided in this
       --------------------------
paragraph, and except as otherwise provided in paragraphs 9(b)(iii) and (iv) hereof, a Nonqualified Stock Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. A Nonqualified Stock Option may be transferred in whole or in part to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended, to one or more trusts whose sole beneficiaries are members of such Optionee's "immediate family" or to one or more partnerships in which such Optionee's "immediate family" are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer. A Nonqualified Stock Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of decent and distribution or as set forth above. No Nonqualified Stock Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Nonqualified Stock Option contrary to the provisions hereof, such Nonqualified Stock Option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee. The aforementioned Rule 16a-1(e) deems "immediate family" to mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

   11.  Compliance with the Securities Laws.
        -----------------------------------

   (a) Optionee's Written Statement.  The Board of Directors may, in its sole
       ----------------------------
discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such shares of Stock for investment purposes only and that he has no intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the shares of Stock pertaining to the Option are not registered under the Securities Act of 1933, as amended (the "Act"), the Florida securities laws, or any other state securities laws. In the event that shares of Stock subject to the Option are registered with the Securities and Exchange Commission, an Optionee shall no longer be required to comply with this subparagraph 11(a).

   (b) Registration Requirements.  If at any time the Board of Directors
       -------------------------
determines, in its sole discretion, that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

   (c) Restrictions on Transfer of Shares.  Subject to the Company's repurchase
       ----------------------------------
agreement and right of first refusal, as more particularly set forth in paragraph 15 hereof, the shares of Stock acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such shares of Stock may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or (ii) an option of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.

   (d) Restrictive Legend.  In order to enforce the restrictions imposed upon
       ------------------
shares of Stock under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing shares of Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

   The shares of Common Stock evidenced by this certificate have been issued under the Autonomous Technologies Corporation 1995 Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.

   These shares have not been registered under the Securities Act of 1933, as amended, the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws, or unless an exemption from registration is available.

   These shares are subject to a repurchase option and right of first refusal as set forth in the Plan, and any sale, transfer, gift, pledge, or encumbrance of these shares is subject to this repurchase agreement and right of first refusal.

   (e) In the event of a transaction (as defined in Section 14 of the Plan), Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

   12.  Changes in Capital Structure of Company.  In the event of a capital
        ---------------------------------------
adjustment resulting from a stock dividend, stock spit, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

   13.  Reorganization, Dissolution or Liquidation.  In the event of the
        ------------------------------------------
dissolution or liquidation of the Company, or any merger or combination in which the Company is not a surviving corporation is involved, or the Company transfers substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, subject to the provisions of Section 14 herein, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Not withstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation.

   14.  Accelerated Vesting Upon Certain Events.  Not withstanding the
        ---------------------------------------
provisions of the foregoing sections 12 and 13, and unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "change in control transaction" or "transaction"), all outstanding Options shall become immediately exercisable, whether such Options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants and the Company's counsel, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

   the complete termination of this Plan and the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to or simultaneously with the effectiveness of such transaction);

   that Optionees holding outstanding options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

   the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent (in value) number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights or applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation or to qualify to have the transaction accounted for on a "pooling of interests" basis.

   15.  Option to Repurchase: Right of First Refusal.
        --------------------------------------------

   (a) Company's Option.  Any Stock purchased pursuant to this Plan shall be
       ----------------
subject to an option to repurchase such Stock by the Company until the Company becomes publicly held. Such option may be exercised by the Company during said period only in the event of the voluntary termination of employment or the involuntary termination of employment of the Optionee (except in the event of a sale or liquidation of the Company in an acquisition), or in the event of the resignation or removal of the Optionee from the Board of Directors of the Company or any Parent, Subsidiary or successor thereof. The Company must elect to exercise the option to repurchase within sixty (60) days following the termination of the Optionee, otherwise such option shall expire. In order to exercise the option, the Company must notify the optionee of its intent to exercise its option by mailing a notice to the Optionee or the representative of the Optionee's estate at the last address contained in the Company's files for such Optionee. Such notice shall state that the Company intends to exercise its option and shall state the purchase price per share which will be paid by the Company and the date on which such option will be exercised, which date will not be earlier than ten (10) days following the date of mailing said notice nor later than sixty (60) days following the date (the "Termination") of termination of employment, resignation or removal from the Board of Directors, or death of the Optionee, as the case may be. The purchase price, in the case of termination of employment or removal or resignation as a director, voluntarily or without cause, shall be the fair market value of the Stock as determined by the Board of Directors as of the date of the optionee's termination of employment or death. The purchase price, in the case of termination of employment or removal as a Director for cause, shall be the price paid by the Optionee for said shares. The purchase price shall be evidenced by a promissory note, bearing interest at the applicable federal rate under Section 1274(d) of the Code. Payments on said note shall be made in three (3) equal annual installments commencing six (6) months after the Termination Date. The term "cause" as used in this paragraph shall mean a determination by the Board of Directors that Optionee breached a material agreement with the Company or committed an offense against the Company which constituted a breach of fiduciary duty or a material civil tort.

   (b) Right of First Refusal.  Until the Company becomes publicly held, the
       ----------------------
Company will have the irrevocable right, privilege, and option to purchase any Stock purchased by the Optionee pursuant to an option at any time when the Optionee or any subsequent holder of said Stock ("Holder") receives a bonafide offer to purchase part or all of said Stock by any other party, which offer is acceptable to such Optionee or Holder, at the same price and upon the same terms as such other party offers for the Stock or at fair market value of the Stock as determined by the Board of Directors, whichever price is lower. If the Optionee or Holder objects to the fair market value set by the Board of Directors, the Optionee has the right to have the Stock appraised by a qualified, independent appraiser with the cost of such appraisal to be paid by the optionee or Holder. After such appraisal, the Company shall have the option to purchase the Stock on the terms of the bona fide offer or the appraisal, whichever is less. The Optionee or Holder will, upon receipt will be, or will be deemed to be, a holder of any share of Stock subject to an option unless and until stock certificates of such shares of Stock are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

   (c) Dividends.  Purchasers of Stock pursuant to this Plan will be entitled,
       ---------
after issuance of their stock certificates, to any dividends that may be declared and paid on the shares of Stock registered in their names. A stock certificate representing dividends declared and paid in shares of Stock shall be issued and delivered to the purchaser after such shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

   (d) Voting Rights.  Purchasers of shares of the Stock shall be entitled to
       -------------
receive all notices of meetings and exercise all voting rights of a shareholder with respect to the shares of Stock purchased.

   16.  Amendment and Termination of the Plan.
        -------------------------------------

   (a) Discretion of the Board of Directors.  The Board of Directors may amend
       ------------------------------------
or terminate this Plan at any time provided; however, that (i) any such amendment or termination shall not adversely affect the rights of Optionees who were granted Options prior thereto, (ii) any such amendment shall not result in a "modification" of any Option within the meaning of Section 425(h) of the Code and (iii) any amendment which increases the total number of shares of Stock covered by this Plan or changes the definition of Eligible Employee shall be subject to obtaining the approval of the Company's shareholders.

   (b) Automatic Termination.  This Plan shall terminate ten (10) years after
       ---------------------
its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 17(b). Any Option outstanding at the time the Plan is terminated under this subparagraph 17(b) shall remain in effect until the Option is exercised or expires.

   17.  Miscellaneous.
        -------------

   (a) Notices.  All notices and elections by an Optionee shall be in writing
       -------
and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

   (b) Effective Date of the Plan.  The effective date of this Plan shall be the
       --------------------------
earlier of the date on which the Board adopts the Plan, or the date of this approval by the shareholders of the Company.

   (c) Employment.  Nothing in the Plan or in any Option granted hereunder, or
       ----------
in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

   (d) Plan Binding.  The Plan shall be binding upon the successors and assigns
       ------------
of the

Company.

   (e) Gender.  Whenever used herein, nouns in the singular shall include the
       ------
plural, and the masculine pronoun shall include the feminine gender.

   (f) Headings.  Captioned headings of paragraphs and subparagraphs hereof are
       --------
inserted for convenience and reference, and constitute no part of the Plan.

   (g) Applicable Law.  The validity, interpretation and enforcement of this
       --------------
Plan are governed in all respects by the laws of the State of Florida and the United States of America.



   Originally adopted by the Board of Directors on October 25, 1995.
--------------------------------------------------------------------------------
   Originally adopted by the Shareholders on February 14, 1996.

   Amended by the Shareholders on June 12, 1997 to increase the shares in the Plan by 700,000 and on June 12, 1998 to increase the shares in the Plan by 500,000.

   Amended by the Board of Directors on October 14, 1997 to include provisions effecting acceleration of options in certain conditions of a change in control or acquisition of the Company.

   Amended by the Board of Directors on June 12, 1998 to include provisions providing for limited transferability of Nonqualified Stock Options.